Interim Condensed Consolidated Statements of Comprehensive Loss (Unaudited) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2023	Jun. 30, 2022
Income Statement [Abstract]
Revenues		$ 12	$ 28
Expenses:
Cost of materials		(3)	(5)
Research and development, net		(1,560)	(944)
Sales and marketing expenses		(1,050)	(471)
General and administrative expenses		(1,453)	(587)
Initial public offering expenses			(74)
OPERATING LOSS		(4,054)	(2,053)
FINANCING INCOME, NET		158	2
COMPREHENSIVE AND NET LOSS		$ (3,896)	$ (2,051)
Net loss per ordinary share, basic (in Dollars per share)		$ (0.26)	$ (0.18)
Weighted average number of ordinary shares outstanding basic (in Shares)	[1]	15,254,457	11,136,850

[1]	The weighted average number of ordinary shares is excluding the warrants and options described in note 4 below as they are anti-dilutive.